Loan from Shareholder	12 Months Ended
Dec. 31, 2025
Loan from Shareholder [Abstract]
LOAN FROM SHAREHOLDER

NOTE 12 — LOAN FROM SHAREHOLDER

Loan from shareholder consisted of the following:

	As of December 31,
	2024	2025
	US$’000	US$’000
Loan from shareholder – Mega Origin	5,000	4,000

For long-term loan, the loan quantum is US$5,000,000 with simple annual interests charged at 3.5% per annum. The loan was entered into on January 1, 2024, and is for a period of two years and not repayable upon demand, save upon the request by Delixy Energy, whichever earlier. On December 31, 2024, the loan was further extended for another year to December 31, 2026.

Effective May 1, 2025, the Company and its shareholder entered into a revised loan agreement. Following a partial repayment of US$1,000,000 on April 22, 2025, the outstanding principal balance was US$4,000,000. The shareholder irrevocably waived all interest accrued from January 1, 2025 to May 1, 2025, and the loan is non-interest-bearing thereafter.